UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

MAXLIFE FUND CORP.
 (Exact Name of Registrant as Specified in Charter)

Wyoming
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Tycos Drive, Unit #12 Toronto, Ontario Canada	M6B 1W8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(866)752-5557

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 24, 2007, Maxlife Fund Corp. (the “Company”) was informed by Walker & Company Chartered Accountants, Professional Corporation ("WCCA"), the independent registered public accounting firm for the Company, that WCCA would be known as DNTW Chartered Accountants, LLP.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXLIFE FUND CORP.

Dated: October 26, 2007	By:	/s/ Bennett Kurtz
Name: Bennett Kurtz
Title: President, Chief Executive Officer, Chief Financial Officer, and Director